                                                                   Exhibit 99.15

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[313,380,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-5

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               LASALLE BANK, N.A.
                                    TRUSTEE

                                 JULY [13], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

TOTAL

                            NUMBER      AGGREGATE                            WEIGHTED     AVERAGE
                              OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL
                           MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE
                             LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING
                           --------   ------------   ----------   --------   --------   -----------
1st Lien with Silent 2nd     1,953    $360,267,208      76.43%     7.633%       653       $184,469
1st Lien, no Silent 2nd        886    $111,132,205      23.57%     8.754%       605       $125,431
                             -----    ------------     ------      -----        ---       --------
TOTAL:                       2,839    $471,399,413     100.00%     7.897%       642       $166,044
                             =====    ============     ======      =====        ===       ========

                           WEIGHTED   WEIGHTED
                            AVERAGE    AVERAGE   PERCENT
                           ORIGINAL   ORIGINAL     FULL    PERCENT
                              LTV       CLTV       DOC        IO      DTI
                           --------   --------   -------   -------   ----
1st Lien with Silent 2nd    77.36%     99.45%     46.26%    74.07%   6.07%
1st Lien, no Silent 2nd     84.79%     84.79%     41.66%    92.44%   2.53%
                            -----      -----      -----     -----    ----
TOTAL:                      79.11%     95.99%     45.17%    78.40%   5.23%
                            =====      =====      =====     =====    ====

GROUP 1


                            NUMBER      AGGREGATE                            WEIGHTED     AVERAGE
                              OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL
                           MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE
                             LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING
                           --------   ------------   ----------   --------   --------   -----------
1st Lien with Silent 2nd       860    $117,371,691      66.77%     7.691%       645       $136,479
1st Lien, no Silent 2nd        444    $ 58,408,599      33.23%     8.741%       607       $131,551
                             -----    ------------     ------      -----        ---       --------
TOTAL:                       1,304    $175,780,290     100.00%     8.040%       632       $134,801
                             =====    ============     ======      =====        ===       ========

                                                 WEIGHTED
                           WEIGHTED   WEIGHTED    AVERAGE
                            AVERAGE    AVERAGE   DEBT-TO-   PERCENT
                           ORIGINAL   ORIGINAL    INCOME      FULL    PERCENT
                              LTV       CLTV       RATIO      DOC        IO
                           --------   --------   --------   -------   -------
1st Lien with Silent 2nd    77.45%     99.44%     47.08%     87.78%    3.32%
1st Lien, no Silent 2nd     84.50%     84.50%     42.16%     91.00%    1.94%
                            -----      -----      -----      -----     ----
TOTAL:                      79.80%     94.48%     45.45%     88.85%    2.86%
                            =====      =====      =====      =====     ====

GROUP 2


                            NUMBER      AGGREGATE                            WEIGHTED     AVERAGE
                              OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL
                           MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE
                             LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING
                           --------   ------------   ----------   --------   --------   -----------
1st Lien with Silent 2nd     1,093    $242,895,518      82.17%     7.605%       656       $222,228
1st Lien, no Silent 2nd        442    $ 52,723,606      17.83%     8.768%       603       $119,284
                             -----    ------------     ------      -----        ---       --------
TOTAL:                       1,535    $295,619,123     100.00%     7.812%       647       $192,586
                             =====    ============     ======      =====        ===       ========

                                                 WEIGHTED
                           WEIGHTED   WEIGHTED    AVERAGE
                            AVERAGE    AVERAGE   DEBT-TO-   PERCENT
                           ORIGINAL   ORIGINAL    INCOME      FULL    PERCENT
                              LTV       CLTV       RATIO      DOC        IO
                           --------   --------   --------   -------   -------
1st Lien with Silent 2nd    77.31%     99.45%     45.86%     67.45%    7.39%
1st Lien, no Silent 2nd     85.10%     85.10%     41.11%     94.03%    3.18%
                            -----      -----      -----      -----     ----
TOTAL:                      78.70%     96.89%     45.01%     72.19%    6.64%
                            =====      =====      =====      =====     ====